Exhibit 10.2

Sabine Pass Liquefaction, LLC

August 4, 2021

Cheniere Marketing International LLP
3rd Floor, The Zig Zag Building
70 Victoria Street
London SW1E 6SQ, United Kingdom
Attn: Commercial Operations

Re: Letter Agreement regarding the Base SPA (“Letter Agreement”)

Dear Sir or Madam:

The Parties have entered into that certain Amended and Restated LNG Sale and Purchase Agreement (FOB) dated August 5, 2014 between Sabine Pass Liquefaction, LLC and Cheniere Marketing International LLP (as assignee of Cheniere Marketing, LLC) (as amended and assigned, the “Base SPA”). Capitalized terms used but not defined herein shall have the meanings given them in the Base SPA. This Letter Agreement amends and restates that certain Letter Agreement, dated February 23, 2021, entered into between the Parties and sets forth the terms of certain sales and purchases of LNG under the Base SPA.

The Parties hereby agree that, notwithstanding Section 9.2 and subject to Section 14 of the Base SPA, the FPC (expressed in USD per MMBtu) applicable to the following number of cargoes shall equal USD one decimal ninety-six per MMBtu (US$1.96/MMBtu):

(a)up to three (3) cargoes scheduled for delivery in the 2021 Contract Year;

(b)up to nine (9) or ten (10) cargoes scheduled for delivery in the 2022 Contract Year, such number to be nominated by Buyer during the ADP process for the 2022 Contract Year;

(c)up to fourteen (14) or fifteen (15) cargoes scheduled for delivery in each of the 2023, 2024 and 2025 Contract Years, such number to be nominated by Buyer for each such Contract Year during the ADP process for the relevant Contract Year;

(d) up to twelve (12) or thirteen (13) cargoes scheduled for delivery in the 2026 Contract Year, such number to be nominated by Buyer during the ADP process for the 2026 Contract Year; and

(e)up to nine (9) or ten (10) cargoes scheduled for delivery in the 2027 Contract Year, such number to be nominated by Buyer during the ADP process for the 2027 Contract Year

Please indicate Buyer’s agreement with the terms of this Letter Agreement by executing a copy of this Letter Agreement where indicated below and returning it to Seller.
700 Milam Street, Suite 1900, Houston, Texas 77002
+1 713-375-5000

Sabine Pass Liquefaction, LLC

Sincerely,

Sabine Pass Liquefaction, LLC

By:	/s/ Zach Davis
Zach Davis
Chief Financial Officer

Accepted and Agreed:

Cheniere Marketing International LLP
acting by its managing member, Cheniere Marketing, LLC

By:	/s/ Anatol Feygin
Anatol Feygin
Executive Vice President and Chief Commercial Officer
700 Milam Street, Suite 1900, Houston, Texas 77002
+1 713-375-5000